UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2023

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

55 Greens Farms Road, 1st Floor Westport, Connecticut	06880
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, on November 22, 2022, BioSig Technologies, Inc. (the “Company”) received a letter (the “Letter”) from The Nasdaq Stock Market (“Nasdaq”) informing the Company that the Company failed to maintain a minimum of $2,500,000 in stockholders’ equity, as is required for continued listing (the “Stockholders’ Equity Requirement”) on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(1) and that as of November 22, 2022, the Company did not meet the alternative compliance standards relating to the market value of listed securities or net income from continuing operations (the “Alternative Compliance Standards”). The letter also indicated that the Company had a period of 45 calendar days from the date of the Letter, or until January 6, 2023 (the “Compliance Period”), to submit a plan to regain compliance with the Stockholders’ Equity Requirement or the Alternative Compliance Standards (the “Plan”). If the Plan was accepted, Nasdaq could grant an extension of up to 180 calendar days from the date of the Letter for the Company to regain compliance.

On January 17, 2023, the Company received a letter from Nasdaq notifying the Company that the Company has been granted an additional 180-day period, or until May 22, 2023, to regain compliance with the Stockholders’ Equity Requirement.

If compliance with the Stockholders’ Equity Requirement cannot be demonstrated upon the Company filing its periodic report for the period ending June 30, 2023 with the U.S. Securities and Exchange Commission, the Company may be subject to delisting. Accordingly, there can be no assurance that the Company will be able to regain compliance with the Nasdaq listing rules or maintain its listing on the Nasdaq Stock Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: January 17, 2023	By: /s/ Kenneth L. Londoner Name: Kenneth L. Londoner Title: Executive Chairman